Exhibit 21.1

METLIFE, INC.
As of 12/31/2020

Wholly-Owned Active Subsidiaries1

1.	150 NORTH RIVERSIDE PE MEMBER, LLC (DE)
2.	23RD STREET INVESTMENTS, INC. (DE)
3.	500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
4.	500 GRANT STREET GP LLC (DE)
5.	1001 PROPERTIES, LLC (DE)
6.	1201 TAB MANAGER, LLC (DE)
7.	1925 WJC OWNER, LLC (DE)
8.	6104 HOLLYWOOD, LLC (DE)
9.	10700 WILSHIRE, LLC (DE)
10.	AFP GENESIS ADMINISTRADORA DE FONDOS Y FIDECOMISOS S.A. (ECUADOR)
11.	AGENVITA S.R.L. (ITALY)
12.	ALICO EUROPEAN HOLDINGS LIMITED (IRELAND)
13.	ALICO HELLAS SINGLE MEMBER LIMITED LIABILITY COMPANY (GREECE)
14.	ALICO OPERATIONS, LLC (DE)
15.	AMERICAN LIFE INSURANCE COMPANY (DE)
16.	BEST MARKET S.A. (ARGENTINA)
17.	BLOCK VISION HOLDINGS CORPORATION (DE)
18.	BLOCK VISION OF TEXAS, INC. (TX)
19.	BORDERLAND INVESTMENTS LIMITED (DE)
20.	BOULEVARD RESIDENTIAL, LLC (DE)
21.	BUFORD LOGISTICS CENTER, LLC (DE)
22.	CC HOLDCO MANAGER, LLC (DE)
23.	CHESTNUT FLATS WIND, LLC (DE)
24.	COMPANIA INVERSORA METLIFE S.A. (ARGENTINA)
25.	CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
26.	COVA LIFE MANAGEMENT COMPANY (DE)
27.	CLOSED JOINT-STOCK COMPANY MASTER D (RUSSIA)
28.	DAVIS VISION, INC. (NY)
29.	DAVISVISION IPA, INC. (NY)
30.	DELAWARE AMERICAN LIFE INSURANCE COMPANY (DE)
31.	ECONOMY FIRE & CASUALTY COMPANY (IL)
32.	ECONOMY PREFERRED INSURANCE COMPANY (IL)
1 Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

33.	ECONOMY PREMIER ASSURANCE COMPANY (IL)
34.	EURO CL INVESTMENTS, LLC (DE)
35.	EXCELENCIA OPERATIVA Y TECNOLOGICA, S.A DE C.V. (MEXICO)
36.	FEDERAL FLOOD CERTIFICATION LLC (TX)
37.	FORTISSIMO CO., LTD (JAPAN)
38.	FUNDACION METLIFE MEXICO, A.C. (MEXICO)
39.	GLOBAL PROPERTIES, INC. (DE)
40.	HASKELL EAST VILLAGE, LLC (DE)
41.	HOUSING FUND MANAGER, LLC (DE)
42.	INTERNATIONAL TECHNICAL AND ADVISORY SERVICES LIMITED (DE)
43.	INVERSIONES METLIFE HOLDCO DOS LIMITADA (CHILE)
44.	INVERSIONES METLIFE HOLDCO TRES LIMITADA (CHILE)
45.	JOINT-STOCK COMPANY “METLIFE INSURANCE COMPANY” (RUSSIA)
46.	LHC HOLDINGS (US) LLC (DE)
47.	LHCW HOLDINGS (US) LLC (DE)
48.	LHCW HOTEL HOLDING LLC (DE)
49.	LHCW HOTEL HOLDING (2002) LLC (DE)
50.	LHCW HOTEL OPERATING COMPANY (2002) LLC (DE)
51.	LUMENLAB MALAYSIA SDN. BHD. (MALAYSIA)
52.	MARKETPLACE RESIDENCES, LLC (DE)
53.	MC PORTFOLIO JV MEMBER, LLC (DE)
54.	MCJV, LLC (DE)
55.	MCPP OWNERS, LLC (DE)
56.	MCRE BLOCK 40, LP
57.	MEC HEALTH CARE, INC. (MD)
58.	MET 1065 HOTEL, LLC (DE)
59.	MET CANADA SOLAR ULC (CANADA)
60.	METLIFE 425 MKT MANAGER, LLC
61.	METLIFE 425 MKT MEMBER, LLC (DE)
62.	METLIFE 555 12TH MEMBER, LLC (DE)
63.	METLIFE 8280 MEMBER, LLC (DE)
64.	METLIFE 1007 STEWART, LLC (DE)
65.	METLIFE 1201 TAB MEMBER, LLC (DE)
66.	METLIFE ACOMA OWNER, LLC (DE)
67.	METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
68.	METLIFE ALTERNATIVES GP, LLC (DE)
69.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
70.	METLIFE ASIA HOLDING COMPANY PTE. LTD. (SINGAPORE)
71.	METLIFE ASIA LIMITED (HONG KONG)
72.	METLIFE ASIA SERVICES SDN. BHD (MALASYA)
73.	METLIFE ASSET MANAGEMENT CORP. (JAPAN)
74.	METLIFE ASSIGNMENT COMPANY, INC. (DE)
75.	METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)

76.	METLIFE BL FEEDER (CAYMAN) LP (CAYMAN ISLANDS)
77.	METLIFE BORO STATION MEMBER, LLC (DE)
78.	METLIFE CABO HILTON MEMBER, LLC (DE)
79.	METLIFE CAMINO RAMON MEMBER, LLC (DE)
80.	METLIFE CAPITAL CREDIT L.P. (DE)
81.	METLIFE CAPITAL TRUST IV (DE)
82.	METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
83.	METLIFE CB W/A, LLC (DE)
84.	METLIFE CC MEMBER, LLC (DE)
85.	METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
86.	METLIFE CHILE INVERSIONES LIMITADA (CHILE)
87.	METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
88.	METLIFE CHILE SEGUROS GENERALES S.A. (CHILE)
89.	METLIFE CHINO MEMBER, LLC (DE)
90.	METLIFE COLOMBIA SEGUROS DE VIDA S.A. (COLOMBIA)
91.	METLIFE CONSUMER SERVICES, INC. (DE)
92.	METLIFE COMMERCIAL MORTGAGE INCOME FUND GP, LLC (DE)
93.	METLIFE CONSQUARE MEMBER, LLC (DE)
94.	METLIFE CORE PROPERTY FUND GP, LLC (DE)
95.	METLIFE CREDIT CORP.(DE)
96.	METLIFE DIGITAL VENTURES, INC.
97.	METLIFE EMERGING MARKET DEBT BLEND FUND (INSURANCE RATED), L.P. (DE)
98.	METLIFE EU HOLDING COMPANY LIMITED (IRELAND)
99.	METLIFE EUROPE INSURANCE D.A.C.(IRELAND)
100.	METLIFE EUROPE D.A.C. (IRELAND)
101.	METLIFE EUROPE SERVICES LIMITED (IRELAND)
102.	METLIFE EUROPEAN HOLDINGS, LLC. (DE)
103.	METLIFE FINANCIAL SERVICES, CO., LTD (SOUTH KOREA)
104.	METLIFE FM HOTEL MEMBER, LLC (DE)
105.	METLIFE FUNDING, INC. (DE)
106.	METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
107.	METLIFE GLOBAL, INC. (DE)
108.	METLIFE GLOBAL BENEFITS, LTD. (CAYMAN ISLANDS)
109.	METLIFE GLOBAL HOLDING COMPANY I GMBH (SWISS I) (SWITZERLAND)
110.	METLIFE GLOBAL HOLDING COMPANY II GMBH (SWISS II) (SWITZERLAND)
111.	METLIFE GLOBAL HOLDINGS CORPORATION S.A. DE C.V.(MEXICO)
112.	METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED (INDIA)
113.	METLIFE GROUP, INC. (NY)
114.	METLIFE HCMJV 1 GP, LLC (DE)
115.	METLIFE HCMJV 1 LP, LLC (DE)
116.	METLIFE HEALTH PLANS, INC. (DE)

117.	METLIFE HOLDINGS, INC. (DE)
118.	METLIFE HOME LOANS, LLC (DE)
119.	METLIFE INNOVATION CENTRE LIMITED (IRELAND)
120.	METLIFE INNOVATION CENTRE PTE. LTD. (SINGAPORE)
121.	METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
122.	METLIFE INSURANCE BROKERAGE, INC. (NY)
123.	METLIFE INSURANCE K.K. (JAPAN)
124.	METLIFE INSURANCE LIMITED (AUSTRALIA)
125.	METLIFE INTERNATIONAL HF PARTNERS, LP (CAYMAN ISLANDS)
126.	METLIFE INTERNATIONAL HOLDINGS, LLC (DE)
127.	METLIFE INTERNATIONAL LIMITED, LLC (DE)
128.	METLIFE INTERNATIONAL PE FUND I, LP (CAYMAN ISLANDS)
129.	METLIFE INTERNATIONAL PE FUND II, LP (CAYMAN ISLANDS)
130.	METLIFE INTERNATIONAL PE FUND III, LP (CAYMAN ISLANDS)
131.	METLIFE INTERNATIONAL PE FUND IV, LP (CAYMAN ISLANDS)
132.	METLIFE INTERNATIONAL PE FUND V, LP (CAYMAN ISLANDS)
133.	METLIFE INTERNATIONAL PE FUND VI, LP (CAYMAN ISLANDS)
134.	METLIFE INTERNATIONAL PE FUND VII, LP (CAYMAN ISLANDS)
135.	METLIFE INVESTMENT MANAGEMENT, LLC (DE)
136.	METLIFE INVESTMENT MANAGEMENT HOLDINGS (IRELAND) LIMITED (IRELAND)
137.	METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
138.	METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
139.	METLIFE INVESTMENT MANAGEMENT HOLDINGS, LLC (DE)
140.	METLIFE INVESTMENT MANAGEMENT LIMITED (UNITED KINGDOM)
141.	METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
142.	METLIFE INVESTMENTS SECURITIES, LLC (DE)
143.	METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
144.	METLIFE INVESTORS GROUP, LLC (DE)
145.	METLIFE IRELAND TREASURY D.A.C. (IRELAND)
146.	METLIFE JAPAN US EQUITY FUND GP LLC (DE)
147.	METLIFE JAPAN US EQUITY FUND LP (DE)
148.	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)
149.	METLIFE JAPAN US EQUITY OWNERS LLC (DE)
150.	METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
151.	METLIFE LEGAL PLANS, INC. (DE)
152.	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
153.	METLIFE LHH MEMBER, LLC (DE)
154.	METLIFE LIFE INSURANCE S.A. (GREECE)
155.	METLIFE LOAN ASSET MANAGEMENT LLC (DE)
156.	METLIFE MAS, S.A. DE C.V. (MEXICO)
157.	METLIFE MEMBER SOLAIRE LLC (DE)
158.	METLIFE MEXICO HOLDINGS, S. DE R.L. DE C.V. (MEXICO)
159.	METLIFE MEXICO S.A. (MEXICO)

160.	METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
161.	METLIFE MIDDLE MARKET PRIVATE DEBT GP, LLC (DE)
162.	METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL GP, LLC (DE)
163.	METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL, FUND, LP (CAYMAN ISLANDS)
164.	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
165.	METLIFE OBS MEMBER, LLC (DE)
166.	METLIFE OFC MEMBER, LLC (DE)
167.	METLIFE ONTARIO STREET MEMBR, LLC (DE)
168.	METLIFE PARK TOWER MEMBER, LLC (DE)
169.	METLIFE PENSIONES MEXICO S.A. (MEXICO)
170.	METLIFE PENSION TRUSTEES LIMITED (UK)
171.	METLIFE PET INSURANCE SOLUTIONS LLC (KY)
172.	METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)
173.	METLIFE POWSZECHNE TOWARTZYSTWO EMERYTALNE S.A. (POLAND)
174.	METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
175.	METLIFE PROPERTIES VENTURES, LLC (DE)
176.	METLIFE RC SF MEMBER, LLC (DE)
177.	METLIFE REAL ESTATE LENDING LLC (DE)
178.	METLIFE REINSURANCE COMPANY OF BERMUDA LTD. (BERMUDA)
179.	METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
180.	METLIFE REINSURANCE COMPANY OF VERMONT (VT)
181.	METLIFE RETIREMENT SERVICES LLC (NJ)
182.	METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)- (ALSO KNOWN AS METLIFE INSURANCE COMPANY OF KOREA LIMITED)
183.	METLIFE SECURITIZATION DEPOSITOR, LLC (DE)
184.	METLIFE SEGUROS S.A. (URUGUAY)
185.	METLIFE SEGUROS S.A. (ARGENTINA)
186.	METLIFE SENIOR DIRECT LENDING FINCO, LLC (DE)
187.	METLIFE SENIOR DIRECT LENDING FUND, LP (CAYMAN ISLANDS)
188.	METLIFE SENIOR DIRECT LENDING GP, LLC (DE)
189.	METLIFE SENIOR DIRECT LENDING HOLDINGS, LP (DE)
190.	METLIFE SERVICES AND SOLUTIONS, LLC (DE)
191.	METLIFE SERVICES CYPRUS LIMITED (CYPRUS)
192.	METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
193.	METLIFE SERVICES EEIG (IRELAND)
194.	METLIFE SERVICES EOOD (BULGARIA)
195.	METLIFE SERVICES, SOCIEDAD LIMITADA (SPAIN)
196.	METLIFE SERVICES SP Z.O.O (POLAND)
197.	METLIFE SERVICIOS S.A. (ARGENTINA)
198.	METLIFE SLOVAKIA S.R.O. V LIKVIDACII (SLOVAKIA)
199.	METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
200.	METLIFE SOLUTIONS S.A.S. (FRANCE)
201.	METLIFE SP HOLDINGS, LLC (DE)

202.	METLIFE SYNDICATED BANK LOAN FUND, SCSP (LUXEMBOURG)
203.	METLIFE SYNDICATED BANK LOAN LUX GP, S.À.R.L. (LUXEMBOURG)
204.	METLIFE THR INVESTOR, LLC (DE)
205.	METLIFE TOWARZYSTWO FUNDUSZY INWESTYCYJNYCH S.A. (POLAND)
206.	METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE I REASEKURACJI S.A. (POLAND)
207.	METLIFE TOWER RESOURCES GROUP, INC. (DE)
208.	METLIFE TREAT TOWERS MEMBER, LLC (DE)
209.	METLIFE WORLDWIDE HOLDINGS, LLC (DE)
210.	METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
211.	METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
212.	METROPOLITAN GENERAL INSURANCE COMPANY (RI)
213.	METROPOLITAN GLOBAL MANAGEMENT, LLC. (DE/ IRELAND)
214.	METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
215.	METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
216.	METROPOLITAN LIFE INSURANCE COMPANY (NY)
217.	METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
218.	METROPOLITAN LIFE SOCIETATE DE ADMINISTRARE A UNUI FOND DE PENSII ADMINISTRAT PRIVAT S.A. (ROMANIA)
219.	METROPOLITAN LLOYDS, INC. (TX)
220.	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
221.	METROPOLITAN TOWER LIFE INSURANCE COMPANY (NE)
222.	METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
223.	MEX DF PROPERTIES, LLC (DE)
224.	MFA FINANCING VEHICLE CTR1, LLC (DE)
225.	MIDTOWN HEIGHTS, LLC (DE)
226.	MIM I LLC (PA)
227.	MIM CLAL GENERAL PARTNER LLC (DE)
228.	MIM EMD GP, LLC (DE)
229.	MIM METWEST INTERNATIONAL MANAGER, LLC (DE)
230.	MIM ML-AI VENTURE 5 MANAGER, LLC (DE)
231.	MIM PROPERTY MANAGEMENT, LLC (DE)
232.	MIM PROPERTY MANAGEMENT OF GEORGIA 1, LLC (DE)
233.	MIM THIRD ARMY INDUSTRIAL MANAGER, LLC (DE)
234.	MISSOURI REINSURANCE, INC. (CAYMAN ISLANDS)
235.	ML 300 THIRD MEMBER LLC (DE)
236.	ML ONE BEDMINSTER, LLC (DE)
237.	ML-AI METLIFE MEMBER 1, LLC (DE)
238.	ML-AI METLIFE MEMBER 2, LLC (DE)
239.	ML-AI METLIFE MEMBER 3, LLC (DE)
240.	ML-AI METLIFE MEMBER 4, LLC (DE)
241.	ML-AI METLIFE MEMBER 5, LLC (DE)

242.	ML ARMATURE MEMBER, LLC (DE)
243.	ML BELLEVUE MANAGER, LLC (DE)
244.	ML BELLEVUE MEMBER, LLC (DE)
245.	ML CLAL MEMBER, LLC (DE)
246.	ML CERRITOS TC MEMBER, LLC (DE)
247.	ML MATSON MILLS MEMBER LLC (DE)
248.	ML PORT CHESTER SC MEMBER, LLC (DE)
249.	ML SLOAN’S LAKE MEMEBR, LLC (DE)
250.	ML SOUTHLANDS MEMBER, LLC (DE)
251.	ML VENTURE 1 MANAGER, S. DE R. L. DE C.V. (MEXICO)
252.	ML VENTURE 1 SERVICER, LLC (DE)
253.	MLIA MANAGER I, LLC (DE)
254.	MLIA PARK TOWER MANAGER, LLC (DE)
255.	MLIA SBAF MANAGER, LLC (DE)
256.	ML BRIDGESIDE APARTMENTS LLC (DE)
257.	ML CAPACITACION COMERCIAL S.A. DE C.V. (MEXICO)
258.	ML DOLPHIN GP, LLC (DE)
259.	ML DOLPHIN MEZZ, LLC (DE)
260.	ML MILILANI MEMBER, LLC (DE)
261.	ML SENTINEL SQUARE MEMBER, LLC (DE)
262.	ML SOUTHMORE, LLC (DE)
263.	ML THIRD ARMY INDUSTRIAL MEMBER, LLC (DE)
264.	MLIA SBAF COLONY MANAGER LLC (DE)
265.	MLIC ASSET HOLDINGS II LLC (DE)
266.	ML - URS PORT CHESTER SC MANAGER, LLC (DE)
267.	MLIC ASSET HOLDINGS LLC (DE)
268.	MLIC CB HOLDINGS LLC (DE)
269.	MLJ US FEEDER LLC (DE)
270.	ML SWAN GP, LLC (DE)
271.	ML SWAN MEZZ, LLC (DE)
272.	ML TERRACES, LLC (DE)
273.	MM GLOBAL OPERATIONS SUPPORT CENTER, S.A. DE C.V. (MEXICO)
274.	MMP CEDAR STREET OWNER, LLC (DE)
275.	MMP CEDAR STREET REIT, LLC (DE)
276.	MMP HOLDINGS III, LLC (DE)
277.	MMP OLIVIAN OWNER, LLC (DE)
278.	MMP OLIVIAN REIT, LLC (DE)
279.	MMP OWNERS III, LLC (DE)
280.	MMP OWNERS, LLC (DE)
281.	MMP SOUTH PARK OWNER, LLC (DE)
282.	MMP SOUTH PARK REIT, LLC (DE)
283.	MREF 425 MKT, LLC (DE)
284.	MSV IRVINE PROPERTY, LLC (DE)
285.	MTL LEASING, LLC (DE)

286.	MTU HOTEL OWNER, LLC (DE)
287.	NATILOPORTEM HOLDINGS, LLC (DE)
288.	NEWBURY INSURANCE COMPANY, LIMITED (DE)
289.	OCONEE GOLF COMPANY, LLC (DE)
290.	OCONEE HOTEL COMPANY, LLC (DE)
291.	OCONEE LAND COMPANY, LLC (DE)
292.	OCONEE LAND DEVELOPMENT COMPANY, LLC (DE)
293.	OCONEE MARINA COMPANY, LLC (DE)
294.	OMI MLIC INVESTMENTS LIMITED (CAYMAN ISLANDS)
295.	PACIFIC LOGISTICS INDUSTRIAL SOUTH, LLC (DE)
296.	PARK TOWER JV MEMBER, LLC (DE)
297.	PARK TOWER REIT, INC. (DE)
298.	PJSC METLIFE (UKRAINE)
299.	PLAZA DRIVE PROPERTIES LLC (DE)
300.	PREFCO FOURTEEN, LLC (DE)
301.	PREFCO XIV HOLDINGS LLC (CT)
302.	PROVIDA INTERNACIONAL S.A. (CHILE)
303.	SAFEGUARD HEALTH PLANS, INC. (CA)
304.	SAFEGUARD HEALTH PLANS, INC. (FL)
305.	SAFEGUARD HEALTH PLANS, INC. (TX)
306.	SAFEGUARD HEALTH ENTERPRISES, INC. (DE)
307.	SAFEHEALTH LIFE INSURANCE COMPANY (CA)
308.	SOUTHCREEK INDUSTRIAL HOLDINGS, LLC (DE)
309.	ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
310.	SUPERIOR PROCUREMENT, INC (DE)
311.	SUPERIOR VISION BENEFIT MANAGEMENT, INC. (NJ)
312.	SUPERIOR VISION HOLDINGS, INC. (DE)
313.	SUPERIOR VISION INSURANCE, INC. (AZ)
314.	SUPERIOR VISION OF NEW JERSEY, INC. (NJ)
315.	SUPERIOR VISION INSURANCE PLAN OF WISCONSIN, INC. (WI)
316.	SUPERIOR VISION SERVICES, INC. (DE)
317.	THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)
318.	THE BUILDING AT 575 FIFTH RETAIL HOLDING LLC (DE)
319.	THE BUILDING AT 575 FIFTH RETAIL OWNER (DE)
320.	THE DIRECT CALL CENTRE PTY LIMITED (AUSTRALIA)
321.	TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
322.	UVC INDEPENDENT PRACTICE ASSOCIATION, INC. (NY)
323.	VERSANT HEALTH CONSOLIDATIONS CORP. (DE)
324.	VERSANT HEALTH HOLDCO, INC. (DE)
325.	VERSANT HEALTH, INC. (DE)
326.	VERSANT HEALTH LAB, LLC (DE)
327.	VIRIDIAN MIRACLE MILE, LLC (DE)
328.	VISION 21 MANAGED EYE CARE OF TAMPA BAY (FL)
329.	VISION 21 PHYSICIAN PRACTICE MANAGEMENT COMPANY (FL)

330.	VISION TWENTY-ONE MANAGED EYE CARE IPA, INC. (NY)
331.	WDV ACQUISITION CORP. (DE)
332.	WFP 1000 HOLDING COMPANY GP, LLC (DE)
333.	WHITE OAK ROYALTY COMPANY (OK)
334.	WHITE TRACT II, LLC (DE)

METLIFE, INC.
As of 12/31/2020

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock2

335.	60 11TH STREET, LLC (DE)
336.	AFP PROVIDA S.A. (CHILE)
337.	ALICO PROPERTIES, INC. (DE)
338.	AMMETLIFE INSURANCE BERHAD (MALAYSIA)
339.	AMMETLIFE TAKAFUL BERHAD (MALAYSIA)
340.	BIDV METLIFE LIFE INSURANCE LIMITED LIABILITY COMPANY (VIETNAM)
341.	DES MOINES CREEK BUSINESS PARK PHASE II, LLC (DE)
342.	HIGH STREET SEVENTH AND OSBORN APARTMENTS, LLC (DE)
343.	LONG ISLAND SOLAR FARM LLC (DE)
344.	MAXIS GBN S.A.S. (FRANCE)
345.	MCMIF HOLDCO I, LLC (DE)
346.	MCMIF HOLDCO II, LLC (DE)
347.	MCP 220 YORK, LLC (DE)
348.	MCP 1500 MICHAEL, LLC
349.	MCP – ENGLISH VILLAGE, LLC (DE)
350.	MCP - WELLINGTON, LLC (DE)
351.	MCP 2 AMES, LLC (DE)
352.	MCP 2 AMES ONE, LLC (DE)
353.	MCP 2 AMES OWNER, LLC (DE)
354.	MCP 2 AMES TWO, LLC (DE)
355.	MCP 7 RIVERWAY, LLC (DE)
356.	MCP 60 11TH STREET MEMBER, LLC (DE)
357.	MCP 93 RED RIVER MEMBER, LLC (DE)
358.	MCP 100 CONGRESS MEMBER, LLC (DE)
359.	MCP 249 INDUSTRIAL BUSINESS PARK MEMBER, LLC (DE)
360.	MCP 350 ROHLWING, LLC (DE)
361.	MCP 550 WEST WASHINGTON, LLC (DE)
362.	MCP 1900 MCKINNEY, LLC (DE)
363.	MCP 22745 & 22755 RELOCATION DRIVE, LLC (DE)
364.	MCP 3040 POST OAK, LLC (DE)
365.	MCP 4600 SOUTH SYRACUSE, LLC (DE)
366.	MCP 9020 MURPHY ROAD, LLC (DE)
367.	MCP ALLEY 24 EAST, LLC (DE)
368.	MCP ASHTON SOUTH END, LLC (DE)
2 Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

369.	MCP BLOCK 23 MEMBER, LLC (DE)
370.	MCP BRADFORD, LLC (DE)
371.	MCP BUFORD LOGISTICS CENTER 2 MEMBER, LLC (DE)
372.	MCP BUFORD LOGISTICS CENTER BLDG B, LLC (DE)
373.	MCP BURNSIDE MEMBER, LLC (DE)
374.	MCP CENTER AVENUE INDUSTRIAL MEMBER, LLC (DE)
375.	MCP CLAWITER INNOVATION MEMBER, LLC (DE)
376.	MCP COMMON DESK TRS, LLC (DE)
377.	MCP DENVER PAVILIONS MEMBER, LLC (DE)
378.	MCP DILLON, LLC (DE)
379.	MCP DILLON RESIDENTIAL, LLC (DE)
380.	MCP ENV CHICAGO, LLC (DE)
381.	MCP FIFE ENTERPRISE CENTER, LLC (DE)
382.	MCP FRISCO OFFICE, LLC (DE)
383.	MCP GRAPEVINE, LLC (DE)
384.	MCP HIGHLAND PARK LENDER, LLC (DE)
385.	MCP HUB I, LLC (DE)
386.	MCP HUB I PROPERTY, LLC (DE)
387.	MCP LODGE AT LAKECREST, LLC (DE)
388.	MCP MA PROPERTY REIT, LLC (DE)
389.	MCP MAGNOLIA PARK MEMBER, LLC (DE)
390.	MCP MAIN STREET VILLAGE, LLC (DE)
391.	MCP MOUNTAIN TECHNOLOGY CENTER MEMBER TRS, LLC (DE)
392.	MCP NORTHYARDS HOLDCO, LLC (DE)
393.	MCP NORTHYARDS OWNER, LLC (DE)
394.	MCP NORTHYARDS MASTER LESSEE, LLC (DE)
395.	MCP ONE WESTSIDE, LLC (DE)
396.	MCP ONYX, LLC (DE)
397.	MCP PARAGON POINT, LLC (DE)
398.	MCP PLAZA AT LEGACY, LLC (DE)
399.	MCP PROPERTY MANAGEMENT, LLC (DE)
400.	MCP SEATTLE GATEWAY INDUSTRIAL I, LLC (DE)
401.	MCP SEATTLE GATEWAY INDUSTRIAL II, LLC (DE)
402.	MCP SEVENTH AND OSBORNE MF MEMBER, LLC (DE)
403.	MCP SEVENTH AND OSBORNE RETAIL MEMBER, LLC (DE)
404.	MCP SHAKOPEE, LLC (DE)
405.	MCP SLEEPY HOLLOW MEMBER, LLC (DE)
406.	MCP SOCAL INDUSTRIAL – ANAHEIM, LLC (DE)
407.	MCP SOCAL INDUSTRIAL – BERNARDO, LLC (DE)
408.	MCP SOCAL INDUSTRIAL – CANYON, LLC (DE)
409.	MCP SOCAL INDUSTRIAL – CONCOURSE, LLC (DE)
410.	MCP SOCAL INDUSTRIAL – FULLERTON, LLC (DE)
411.	MCP SOCAL INDUSTRIAL – KELLWO00OD, LLC (DE)
412.	MCP SOCAL INDUSTRIAL – LAX, LLC (DE)

413.	MCP SOCAL INDUSTRIAL – LOKER, LLC (DE)
414.	MCP SOCAL INDUSTRIAL – REDONDO, LLC (DE)
415.	MCP SOCAL INDUSTRIAL – SPRINGDALE, LLC (DE)
416.	MCP STATELINE, LLC (DE)
417.	MCP THE PALMS AT DORAL, LLC (DE)
418.	MCP TRIMBLE CAMPUS, LLC (DE)
419.	MCP UNION ROW, LLC (DE)
420.	MCP VALLEY FORGE, LLC (DE)
421.	MCP VALLEY FORGE, ONE LLC (DE)
422.	MCP VALLEY FORGE OWNER, LLC (DE)
423.	MCP VALLEY FORGE TWO, LLC (DE)
424.	MCP VANCE JACKSON, LLC (DE)
425.	MCP VINEYARD AVENUE MEMBER, LLC (DE)
426.	MCP VOA HOLDINGS, LLC (DE)
427.	MCP VOA I & III, LLC (DE)
428.	MCP VOA II, LLC (DE)
429.	MCP WATERFORD ATRIUM, LLC (DE)
430.	MCP WEST BROAD MARKETPLACE, LLC (DE)
431.	MCPF ACQUISITION, LLC (DE)
432.	MCPF FOXBOROUGH, LLC (DE)
433.	MCPF – NEEDHAM, LLC (DE)
434.	METLIFE BL FEEDER, LP (DE)
435.	METLIFE EMEKLILIK VE HAYAT A.S. (TURKEY)
436.	METLIFE, LIFE INSURANCE COMPANY (EGYPT)
437.	METLIFE COMMERCIAL MORTGAGE INCOME FUND, LP (DE)
438.	METLIFE COMMERCIAL MORTGAGE ORIGINATOR, LLC (DE)
439.	METLIFE COMMERCIAL MORTGAGE REIT, LLC (DE)
440.	METLIFE CORE PROPERTY FUND, LP (DE)
441.	METLIFE CORE PROPERTY HOLDINGS, LLC (DE)
442.	METLIFE CORE PROPERTY REIT, LLC (DE)
443.	METLIFE CORE PROPERTY, TRS. LLC (DE)
444.	METLIFE MIDDLE MARKET PRIVATE DEBT FUND, LP (DE)
445.	METLIFE MUTUAL FUND COMPANY (GREECE)
446.	MTC FUND I, LLC (DE)
447.	MTC FUND II, LLC (DE)
448.	MTC FUND III, LLC (DE)
449.	PNB METLIFE INDIA INSURANCE COMPANY LIMITED (INDIA)
450.	SEVENTH AND OSBORN MF VENTURE, LLC (DE)
451.	SINO-US UNITED METLIFE INSURANCE CO., LTD. (CHINA)